UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2009

BETAWAVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-131651	20-2471683
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

706 Mission Street, 10th Floor, San Francisco, California		94103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 738-8706

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On September 21, 2009, Betawave Corporation (the “Company”) changed its state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion, dated as of September 18, 2009 (the “Plan of Conversion”).  The Reincorporation was accomplished by the filing of (i) Articles of Conversion (the “Nevada Articles of Conversion”) with the Secretary of State of Nevada and (ii) a Certificate of Conversion (the “Delaware Certificate of Conversion”), a Certificate of Incorporation in the form attached to the Plan of Conversion (the “Delaware Certificate of Incorporation”) and a Certificate of Designation of Series A Preferred Stock in the form attached to the Plan of Conversion (the “Delaware Certificate of Designation”) with the Secretary of State of Delaware.  Pursuant to the Plan of Conversion, the Company’s board of directors also adopted new bylaws in the form attached to the Plan of Conversion (the “Delaware Bylaws”).

The Reincorporation (and the form of the Plan of Conversion) was previously submitted to a vote of, and approved by, the Company’s stockholders at the 2009 Annual Meeting of Stockholders of Betawave Corporation held on September 17, 2009.  Upon the effectiveness of the Reincorporation:

(i)
the Company ceased being governed by Nevada corporation laws, the Company’s previous articles of incorporation and the Company’s previous by-laws and became subject to Delaware corporation laws, the Delaware Certificate of Incorporation, the Delaware Certificate of Designation and the Delaware Bylaws;

(ii)
the Company as a Delaware corporation after the Reincorporation (“Betawave Delaware”) (a) is deemed to be the same entity as the Company as a Nevada corporation before the Reincorporation (“Betawave Nevada”) for all purposes under the laws of Delaware, (b) continues to have all of the rights, privileges and powers of Betawave Nevada, (c) continues to possess all of the properties of Betawave Nevada, and (d) continues to have all of the debts, liabilities and obligations of Betawave Nevada;

(iii)
each outstanding (a) share of Betawave Nevada common stock continues to be an outstanding share of Betawave Delaware common stock, (b) share of Betawave Nevada Series A Preferred Stock continues to be an outstanding share of Betawave Delaware Series A Preferred Stock, and (c) option, warrant or other right to acquire shares of Betawave Nevada common stock continues to be an outstanding option, warrant or other right to acquire shares of Betawave Delaware common stock;

(iv)
each employee benefit plan, incentive compensation plan or other similar plan of Betawave Nevada continues to be an employee benefit plan, incentive compensation plan or other similar plan of Betawave Delaware; and

(v)	each director and officer of Betawave Nevada continues to hold their respective offices with Betawave Delaware.

The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue as rights and obligations of Betawave Delaware.  The Reincorporation itself did not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

Because of differences between Nevada corporation laws and Delaware corporation laws, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation effected certain changes in the rights of the Company’s stockholders.  Summarized below are significant provisions of the Nevada Revised Statutes, as amended (the “NRS”), and the Delaware General Corporation Law, as amended (the “DGCL”), along with the differences between the rights of the stockholders of the Company immediately before and immediately after the Reincorporation resulting from the differences between the NRS and the DGCL and the differences between Betawave Nevada's articles of incorporation and Betawave Nevada's by-laws, on the one hand, and the Delaware Certificate of Incorporation and the Delaware Bylaws, on the other hand.  The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, Betawave Nevada's articles of incorporation, Betawave Nevada's by-laws, the Delaware Certificate of Incorporation and the Delaware Bylaws.  The provisions of the Delaware Certificate of Designation are substantially the same as the provisions of Betawave Nevada's Certificate of Designation of Series A Preferred Stock, a more detailed description of which was contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 9, 2008.

Provision	Nevada law and Betawave Nevada's governing documents	Delaware law and Betawave Delaware's governing documents

ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors
Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Betawave Nevada's articles of incorporation provided that the number of directors may be increased or decreased pursuant to the bylaws and the number of directors shall not be less than four or more than eight.  Betawave Nevada's bylaws provided that the board of directors shall consist of not less than one nor more than ten directors.  Subject to this limitation, the number of directors shall be set by a resolution of the board of directors.

The Delaware Bylaws provide that the board of directors shall consist of not less than one director nor more than ten directors until changed by amendment of the certificate of incorporation or by a bylaw amendment.  The number of directors will be fixed from time to time by a bylaw or amendment duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the board of directors.  Subject to the foregoing provisions, the number of directors of Betawave Delaware are initially fixed at eight.

Classified Board of Directors	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.
Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office.  The certificate of incorporation may provide that one or more directors may have voting powers greater than or less than those of other directors.  Further, the certificate of incorporation may provide that holders of any class or series of stock shall have the right to elect one or more directors.

	Betawave Nevada did not have a classified Board.	Betawave Delaware does not have a classified board of directors.

Removal of Directors
Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock.  Nevada law does not distinguish between removal of directors with or without cause.

With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Betawave Nevada's bylaws provided that any director may be removed by the majority of the outstanding shares of the Company then entitled to vote, with or without cause.
The Delaware Bylaws provide that any director may be removed, with or without cause, at a special meeting of stockholders, and a new director or directors may be elected by a vote of the remaining directors.

Board Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

	Betawave Nevada's articles of incorporation and Betawave Nevada's bylaws did not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Interested Party Transactions
Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if the director’s or officer’s interest in the contract or transaction is known to the board of directors or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s) or officer(s), the fact of the common interest is not known to the director(s) or officer(s) at the time the transaction is brought before the board, or the contract or transaction is fair to the corporation at the time it is authorized or approved.

Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

	Betawave Nevada's articles of incorporation and Betawave Nevada's bylaws were consistent with Nevada law.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Special Meetings of Stockholders
Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other persons authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

Betawave Nevada's bylaws provided that special meetings of the stockholders may be called by the Chairman of the Board of Directors, the Chief Executive Officer, or by a majority of the members of the Board of Directors.

The Delaware Bylaws provide that special meetings of the stockholders may be called by the Chairman of the Board (if one is appointed), the Chief Executive Officer or the President or the Board of Directors at any time.

Failure to Hold an Annual Meeting of Stockholders
Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15 percent of the corporation’s voting power.

Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the latest to occur of the organization of the corporation, its last annual meeting or last action by written consent to elect directors in lieu of an annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order that an annual meeting be held.

	Betawave Nevada's articles and Betawave Nevada's bylaws did not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Cumulative Voting
Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.
A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.

	Betawave Nevada did not have a provision granting cumulative voting rights in the election of its directors in its articles of incorporation or its bylaws.	The Delaware Certificate of Incorporation expressly provides that no stockholder shall be permitted to cumulate votes at any election of directors.

Vacancies
All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise.  Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.

All vacancies and newly created directorships on the board of directors of a Delaware corporation may be filled by a majority of the directors then in office, though less than a quorum, unless the certificate of incorporation or bylaws provide otherwise.  If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Betawave Nevada's articles of incorporation and Betawave Nevada's bylaws were consistent with Nevada law.
The Delaware Bylaws provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant and until such director’s successor shall have been duly elected and qualified.

Stockholder Voting Provisions
Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders.  Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation.  Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.  Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business.  Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders.  Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders.  Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

	Betawave Nevada's articles of incorporation and Betawave Nevada's bylaws did not change these statutory rules.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Stockholder Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.  In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

	Betawave Nevada's articles of incorporation and Betawave Nevada's bylaws did not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Stockholder Vote for Mergers and Other Corporate Reorganizations
In general, Nevada requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation.  So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation.  Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

	Betawave Nevada's articles of incorporation and Betawave Nevada's bylaws did not change these statutory rules.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification
A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under NRS 78.138, acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.  A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

Through, among other means, a majority vote of disinterested directors, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.  A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

Betawave Nevada's articles of incorporation and Betawave Nevada's bylaws provided that the corporation shall, to the fullest extent permitted by applicable law, indemnify each of its directors and officers and each other person who may have acted as a representative of the corporation at its request against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.

The Delaware Bylaws provide that Betawave Delaware shall indemnify its directors and officers to the fullest extent authorized by the DGCL. Betawave Delaware will be able to modify the extent of such indemnification by individual contracts with its directors and executive officers.

Advancement of Expenses
Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  A Delaware corporation has the discretion to decide whether or not to advance expenses, unless provided otherwise in its certificate of incorporation or by-laws.

	Betawave Nevada's articles of incorporation and Betawave Nevada's were consistent with Nevada law.	The Delaware Bylaws provide that Betawave Delaware will advance expenses to any officer or director in advance of the final disposition of the proceeding.

Limitation on Personal Liability of Directors
Neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law.  Unlike Delaware law, Nevada law does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Betawave Nevada's articles of incorporation and Betawave Nevada's bylaws provided for elimination of director liability to the fullest extent permitted by the NRS, except that the articles specifically excluded conduct that result from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or the payment of dividends in violation of law.

The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, no director of Betawave Delaware will be personally liable to Betawave Delaware or its stockholders for monetary damages for breach of fiduciary duty as a director.

DIVIDENDS

Declaration and Payment of Dividends
Under Nevada law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus (as defined in the DGCL), or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.  In addition, Delaware law sets forth certain restrictions on the purchase or redemption of its shares of capital stock, including that any such purchase or redemption may be made only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

	Betawave Nevada's bylaws provided that the dividends shall be declared by the board of directors pursuant to law at any regular or special meeting of the shareholders.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends such sum or sums as the board of directors it its absolute discretion thinks proper as a reserve for such purposes as the board of directors thinks conducive to the interests of the corporation.
Before payment of any dividend, the board of directors may set aside any funds available for dividends as the board of directors from time to time thinks proper.

ANTI-TAKEOVER STATUTES

Business Combination Statute
Sections 78.411 through 78.444 of the NRS prohibits an interested stockholder from engaging in a business combination with a corporation for three years after the person first became an interested stockholder unless the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors before the person first became an interested stockholder.  If this approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated if the combination is then approved by the affirmative vote of the holders of a majority of the outstanding voting power not beneficially owned by the interested stockholder or any affiliate or associate thereof.  Alternatively, even without these approvals, a combination occurring more than three years after the person first became an interested stockholder may be permissible if specified requirements relating to the consideration to be received by disinterested stockholders are met, and the interested stockholder has not, subject to limited exceptions, become the beneficial owner of additional voting shares of the corporation.  An interested stockholder is (i) a person that beneficially owns, directly or indirectly, ten percent or more of the voting power of the outstanding voting shares of a corporation, or (ii) an “affiliate” or “associate” (as those terms are defined in the statute) of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.

Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 662/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder.  Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions of the NRS, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions.  Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an interested stockholder whose date of acquiring shares is on or before the effective date of the amendment.

These provisions do not apply, among other exceptions, if (i) the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions.

Betawave Nevada's articles of incorporation had expressly opted out of the business combination statutes.
The Delaware Certificate of Incorporation does not opt out of the business combination statutes.  However, Betawave Delaware is not currently subject to these provisions because Betawave Delaware does not have a class of voting stock that is: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 stockholders.

Control Share Acquisition Statute
The NRS also limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation.  According to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders.  In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.
Delaware does not have a control share acquisition statute. Thus, hostile bidders could acquire blocks of Betawave Delaware stock without the risk of voting disenfranchisement.

Under the NRS, a controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of the voting power of the issuing corporation in the election of directors.  Outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition and acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as control shares.
The effect of the control share acquisition statute is, generally, to require a hostile bidder to put its offer to a stockholder vote or risk voting disenfranchisement.
The control share acquisition statute of the NRS does not apply if the corporation opts-out of such provision in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.
The Nevada bylaws have expressly opted-out of the NRS control share provisions.

The foregoing description is not a complete statement of the rights of our stockholders and our stockholders should refer to the full text of, and decisions interpreting, Delaware law and Nevada law for a complete understanding of their rights.  Many provisions of the NRS and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects.  As a result, the discussion contained herein is not a substitute for direct reference to the NRS and the DGCL.

The foregoing description of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Certificate of Designation and the Delaware Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Certificate of Designation and the Delaware Bylaws, copies of which are attached as Exhibits 2.1, 3.1, 3.2, 3.3, 3.4 and 3.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.  A more detailed description of the reasons for, and the changes as a result of, the Reincorporation is also contained in the Company’s proxy statement for the 2009 Annual Meeting of Stockholders of Betawave Corporation, a copy of which was attached as Exhibit 99.1 to the Company’s Current Report on Form8-K filed with the SEC on September 8, 2009.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 23, 2009, the Company issued a press release announcing the Reincorporation.  The full text of the press release is furnished hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit	Description
2.1	Plan of Conversion dated as of September 18, 2009
3.1	Nevada Articles of Conversion filed with the Secretary of State of Nevada on September 21, 2009
3.2	Delaware Certificate of Conversion filed with the Secretary of State of Delaware on September 21, 2009
3.3	Delaware Certificate of Incorporation filed with the Secretary of State of Delaware on September 21, 2009
3.4	Delaware Certificate of Designation filed with the Secretary of State of Delaware on September 22, 2009
3.5	Delaware Bylaws adopted on September 18, 2009
99.1	Press release issued by Betawave Corporation on September 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETAWAVE CORPORATION

Dated:  September 23, 2009                                                                                By:       /s/ Tabreez Verjee_______________
Name: Tabreez Verjee
Title: President

EXHIBIT INDEX

Exhibit	Description
2.1	Plan of Conversion dated as of September 18, 2009
3.1	Nevada Articles of Conversion filed with the Secretary of State of Nevada on September 21, 2009
3.2	Delaware Certificate of Conversion filed with the Secretary of State of Delaware on September 21, 2009
3.3	Delaware Certificate of Incorporation filed with the Secretary of State of Delaware on September 21, 2009
3.4	Delaware Certificate of Designation filed with the Secretary of State of Delaware on September 22, 2009
3.5	Delaware Bylaws adopted on September 18, 2009
99.1	Press release issued by Betawave Corporation on September 23, 2009